                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             --------------------

        Date of Report (Date of earliest event reported) March 7, 1996
                                                         -------------

                             AUTOTOTE CORPORATION
                   ----------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                                           81-0422894
-------------------------                               ----------------
(State or other jurisdic-                               (I.R.S. Employer
 tion of incorporation or                               Identification No.)
 organization)


                                    0-13063
                           ------------------------
                           (Commission File Number)


750 Lexington Avenue
25th Floor
New York, New York                                              10022
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(Address of principal                                         (Zip Code)
 executive offices)

Registrant's telephone number, including area code (212) 754-2233
                                                   --------------

                                                               Page 1 of 3 Pages


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ITEM 5. OTHER EVENTS.
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     The Registrant's Proxy Statement dated July 21, 1995 stated that proposals of stockholders intended to be presented at the next annual meeting of stockholders must be received by the Registrant for inclusion in the Registrant's proxy materials not later than October 31, 1995. The next annual meeting of stockholders is now proposed to take place on May 29, 1996. Accordingly, the date by which any proposal that a holder of the Company's Class A Common Stock wishes to be presented at the next annual meeting of stockholders must be received by the Secretary of the Registrant is extended to March 28, 1996. Any such stockholder must also comply with such rules as may be prescribed from time to time by the Securities and Exchange Commission regarding proposals of security holders.






                                                               Page 2 of 3 Pages
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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 7, 1996


                         AUTOTOTE CORPORATION
                           (Registrant)



                           By: /s/ Martin E. Schloss
                              -----------------------
                              Martin E. Schloss
                              Vice President, General Counsel & Secretary